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                                 Exhibit B

                        Whiting Petroleum Corporation
       Net Acquisitions and Capital Expenditures for Oil and Gas Properties
                     for the Third Quarter Ended 9/30/01


Acquisitions
Date                     Description                                               Amount
------------------       ------------------------------------------              ---------------
08/01/2001               Canyon Oil and Gas                                       $ 30,997,626
09/28/2001               Force Energy (3 separate purchases)                       $ 2,000,000
                                                                                 ---------------
                         Total                                                    $ 32,997,626
                                                                                 ===============

Drilling, Leasing and Completion
Date                     Description                                               Amount
------------------       ------------------------------------------              ---------------
07/01/01-09/30/01        Drilling, Leasing, Completion and Seismic                $ 12,292,246
                                                                                 ---------------
                         Total                                                    $ 12,292,246
                                                                                 ===============
Sales
Date                     Description                                               Amount
------------------       ------------------------------------------              ---------------
08/31/2001               Front Range                                                 $ 253,250
                                                                                 ---------------
                         Total Sales                                                 $ 253,250
                                                                                 ===============

                         Net Additions to Oil and Gas Properties                  $ 45,036,622


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